SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Disclosure of operating segments [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
a. Ternium to acquire Nippon Groups’ remainder participation in Usiminas’ Control Group

On November 5, 2025, Ternium S.A. announced that its subsidiary Ternium Investments S.à r.l. has entered into a share purchase agreement to acquire from Nippon Steel Corporation and Mitsubishi Corporation their remainder participations in the control group of Usinas Siderúrgicas de Minas Gerais S.A. – USIMINAS (“Usiminas”). This additional investment further strengthens Ternium’s commitment to Usiminas and the Brazilian steel market.

Pursuant to the transaction, Ternium would pay $2.06 per ordinary share, which would result in an aggregate purchase price of approximately $315.2 million in cash for 153.1 million ordinary shares, increasing its participation in the Usiminas control group from 51.5% to 83.1%.

The closing of the transaction occurred on February 10, 2026, after the approval of the transaction by the antitrust authorities in January, and it was settled with cash on hand.

The Usiminas control group holds the majority of Usiminas’ voting rights. Upon the closing of this transaction, Ternium Investments and its subsidiary Ternium Argentina, together with Confab, a subsidiary of its affiliate Tenaris S.A. (all of which compose the T/T group within Usiminas’ shareholders’ agreement), will hold an aggregate participation of 92.9% in Usiminas’ control group. Previdência Usiminas (Usiminas employees’ pension fund) will continue to hold the remainder 7.1%.

b. Change in the functional currency of Usiminas

The determination of the functional currency requires management to make significant judgements. Usiminas has performed a review of its functional currency and concluded that the currency that most faithfully represents the economics effects of the entity is the US dollar and therefore its functional currency has changed from the local currency to the US dollar. This change is prospective from January 1, 2026, and does not affect the balances as of December 31, 2025, nor results or cash flows for the year then ended.

The decision was based on the fact that new global trade restrictions, affecting the international trade of steel along with the increase of steel imports in Brazil, have led to a greater correlation of local prices to global prices. In this context, there is also a greater proportion of total production costs in US dollars. Furthermore, factors to determine the functional currency were always mixed; however, currently most of revenue and costs of production are linked to the US dollar.

The change in functional currency of Usiminas will significantly reduce the volatility of the effects generated by foreign exchange movements and the application of IAS 21 - The Effects of Changes in Foreign Exchange Rates. The decision was approved by the Board of Directors of Usiminas on February 12, 2026.
32. SUBSEQUENT EVENTS (continued)

c. Annual dividend proposal

Upon approval of the Company´s 2025 annual accounts, the Board of Directors intends to propose, for the approval of the Annual General Shareholders' meeting to be held on May 12, 2026, the payment of an annual dividend of $0.27 per share ($2.70 per ADS), or approximately $530 million, which includes the interim dividend of $0.09 per outstanding share ($0.90 per ADS) or approximately $177 million, paid on November 12, 2025. If the annual dividend is approved by the shareholders, a dividend of $0.18 per share ($1.80 per ADS), or approximately $353 million will be paid on May 15, 2026, with an ex-dividend date of May 14, 2026. These Consolidated Financial Statements do not reflect this dividend payable.